Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-06790

                            THE GAMCO WESTWOOD FUNDS
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                           GAMCO WESTWOOD INCOME FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
                   (EACH, A "FUND" AND TOGETHER, THE "FUNDS")

                Supplement dated October 21, 2008, to the Funds'
       Statement of Additional Information ("SAI") dated January 28, 2008

In the Funds' SAI, the tenth paragraph of the section entitled "Investment Advisory and Other Services" is replaced in its entirety with the following:

Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Equity Fund, Balanced Fund and Intermediate Bond Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Board of Trustees has approved the amended and restated contractual advisory fee waiver and expense deferral agreement under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds' expenses to the extent necessary to maintain the Funds' total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses and extraordinary expenses) at the levels set forth in the fee tables of the current prospectuses until at least January 31, 2010. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the agreement prior to the expiration of its then current term. In addition, the SmallCap Equity, Income and Intermediate Bond Funds, have each agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.